UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 12, 2004
                                                        -----------------

                              Savoy Resources Corp.
                              ---------------------
             (Exact name of registrant as specified in its charter)


            Colorado                  0-32103               84-1522003
  ----------------------------      -----------         ---------------------
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number          Identification No.)


18826 Pagentry Place, Monument, Colorado 80132                     80132
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   (Address of Principal Executive Offices)                     (Zip Code)


         Registrant's telephone number, including area code 800-507-2869
                                                            ------------


            --------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

     On November 12, 2004, Savoy Resources sold 5,000,000 units to EIB Capital Corp., a New York corporation, at a purchase price of $0.12 per unit for gross proceeds of $600,000. Each unit consists of one share of common stock, one series A warrant exercisable to purchase one share of common stock at an exercise price of $0.20 per share for a period of three years through November 11, 2007, and one series B warrant exercisable to purchase one-half share of common stock for a period of four years through November 11, 2008. Each two series B warrants are exercisable at an exercise price of $0.40 to purchase one share of common stock.

     The issuance and sale of the units in the transaction described above was exempt from registration under the Securities Act of 1933 in reliance upon
Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving any public offering. The recipient of the units represented its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution of the units, and appropriate legends were affixed to the certificates issued in the transaction. The recipient had an opportunity to ask questions about Savoy Resources and had adequate access to information about us.

Section 8 - Other Events

Item 8.01  Other Events.

Work Program Plans in China:

     During the next several weeks, Savoy Resource's senior management is participating in strategy, operations and budgeting sessions with leaders of the First Institute of Geology Exploration of Heilongjiang Province, China, in Mudanjiang, Heilongjiang province. We expect to finalize plans for our active entry into the Chinese mining sector, setting operational priorities, mining criteria, timetables and budget parameters. Gold bearing-properties are of particular interest.

Beijing Gold Show:

     Our senior management will be attending the China Mining 2004 Conference in Beijing, China, beginning on November 15, 2004, where meetings will be held with prospective joint venture partners.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits.

Exhibit Number                         Description of Exhibit
--------------     -------------------------------------------------------------

     99            Press release issued by the Registrant on November 12, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SAVOY CAPITAL RESOURCES CORP.
                                                     (Registrant)


Date: November 12, 2004                   By:        /s/ Robert Slavik
                                              ----------------------------------
                                              Robert Slavik, President and Chief
                                              Executive Officer





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                                  EXHIBIT INDEX


Exhibit Number                       Description of Exhibit
--------------     -------------------------------------------------------------

      99           Press release issued by the Registrant on November 12, 2004.





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